Exhibit 99.1

JOINT FILING AGREEMENT
______________________

Each of the undersigned, pursuant to Rule 13d-1(k)(l) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock and the information required by this Schedule 13D, to which this Agreement is attached as an exhibit, is filed on behalf of each of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

03/ /2015
Date

Index Venture Associates III Limited

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Index Ventures III (Jersey) L.P.

By:	Index Venture Associates III Limited, its General Partner

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Index Ventures III (Delaware) L.P.

By:	Index Venture Associates III Limited, its General Partner

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Index Ventures III Parallel Entrepreneur Fund (Jersey) L.P.

By:	Index Venture Associates III Limited, its General Partner

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Index Venture Associates IV Limited

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Index Ventures IV (Jersey) L.P.

By:	Index Venture Associates IV Limited, its General Partner

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Index Ventures IV Parallel Entrepreneur Fund (Jersey) L.P.

By:	Index Venture Associates IV Limited, its General Partner

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Index Venture Associates V Limited

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Index Ventures V (Jersey) L.P.

By:	Index Venture Associates V Limited, its General Partner

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Index Ventures V Parallel Entrepreneur Fund (Jersey) L.P.

By:	Index Venture Associates V Limited, its General Partner

By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title:	Director

Yucca (Jersey) SLP

By:	Elian Employee Benefit Services Limited as Authorized Signatory of Yucca, Jersey Branch in its capacity as Administrator of the Index Co-Investment Scheme

By:	/s/ Alex Di Santo
Name:	Alex Di Santo

By:	/s/ Edward Thorogood
Name:	Edward Thorogood

Title:	Authorized Signatories